                                                                    EXHIBIT (16)


                      EQUITY INCOME FUND - CLASS A SHARES
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                         P(1+T)n   =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $7.24
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $1,170.13   =    ERV
One year period ended 12/31/97                        1   =    n

TOTAL RETURN FOR THE PERIOD                      17.01%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $7.24
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $1,241.28   =    ERV
One year period ended 12/31/97                        1   =    n

TOTAL RETURN FOR THE PERIOD                      24.13%   =    T



                      EQUITY INCOME FUND - CLASS A SHARES
       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                         P(1+T)n   =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $7.24
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $2,039.12   =    ERV
One year period ended 12/31/97                        5   =    n

TOTAL RETURN FOR THE PERIOD                      15.32%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $7.24
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $2,162.11   =    ERV
One year period ended 12/31/97                        5   =    n

TOTAL RETURN FOR THE PERIOD                      16.67%   =    T

                      EQUITY INCOME FUND - CLASS A SHARES
        TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                         P(1+T)n    =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $7.24

Initial Investment                            $1,000.00    =    P
Ending Redeemable Value                       $3,733.60    =    ERV
One year period ended 12/31/97                       10    =    n

TOTAL RETURN FOR THE PERIOD                      14.08%    =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $7.24
Initial Investment                            $1,000.00    =    P
Ending Redeemable Value                       $3,962.15    =    ERV
One year period ended 12/31/97                       10    =    n

TOTAL RETURN FOR THE PERIOD                      14.76%    =    T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

Formula                                         P(1+T)n   =    ERV

Including Payment of the Sales Charge
Net Asset Value                                   $7.24
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                      $55,220.65   =    ERV
Inception through 12/31/97                        37.41   =    n

TOTAL RETURN FOR THE PERIOD                      11.32%   =    T


Excluding Payment of the Sales Charge
Net Asset Value                                   $7.24
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                      $58,647.61   =    ERV
Inception through 12/31/97                        37.41   =    n

TOTAL RETURN FOR THE PERIOD                      11.50%   =    T

                      EQUITY INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997


Formula                                             ERV - P
                                                    -------   =   T
                                                       P
Including Payment of the Sales Charge
Net Asset Value                                       $7.24
Initial Investment                                $1,000.00   =   P
Ending Redeemable Value                          $55,220.65   =   ERV

TOTAL RETURN FOR THE PERIOD                       5,422.07%   =   T


Excluding Payment of the Sales Charge
Net Asset Value                                       $7.24
Initial Investment                                $1,000.00   =   P
Ending Redeemable Value                          $58,647.61   =   ERV

TOTAL RETURN FOR THE PERIOD                       5,764.76%   =   T

                      EQUITY INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                          P(1+T)n   =    ERV

Including Payment of the CDSC
Net Asset Value                                    $7.20
Initial Investment                             $1,000.00   =    P
Ending Redeemable Value                        $1,182.26   =    ERV
One year period ended 12/31/97                         1   =    n

TOTAL RETURN FOR THE PERIOD                       18.23%   =    T


Excluding Payment of the CDSC
Net Asset Value                                    $7.20
Initial Investment                             $1,000.00   =    P
Ending Redeemable Value                        $1,232.26   =    ERV
One year period ended 12/31/97                         1   =    n

TOTAL RETURN FOR THE PERIOD                       23.23%   =    T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997


Formula                                         P(1+T)n   =    ERV

Including Payment of the CDSC
Net Asset Value                                   $7.20
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $2,061.35   =    ERV
Five Years Ended 12/31/97                          5.00   =    n

TOTAL RETURN FOR THE PERIOD                      15.57%   =    T


Excluding Payment of the CDSC
Net Asset Value                                   $7.20
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $2,076.35   =    ERV
Five Years Ended 12/31/97                          5.00   =    n

TOTAL RETURN FOR THE PERIOD                      15.73%   =    T

                      EQUITY INCOME FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

Formula                                         P(1+T)n   =    ERV

Including Payment of the CDSC
Net Asset Value                                   $7.20
Initial Investment                             1,000.00   =    P
Ending Redeemable Value                        2,266.74   =    ERV
Inception through 12/31/97                         5.67   =    n

TOTAL RETURN FOR THE PERIOD                      15.53%   =    T

Excluding Payment of the CDSC
Net Asset Value                                   $7.20
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $2,266.74   =    ERV
Inception through 12/31/97                         5.67   =    n

TOTAL RETURN FOR THE PERIOD                      15.53%   =    T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997

Formula                                       ERV - P
                                              -------    =    T
                                                 P
Including Payment of the CDSC
Net Asset Value                                  $7.20
Initial Investment                           $1,000.00   =    P
Ending Redeemable Value                      $2,266.74   =    ERV

TOTAL RETURN FOR THE PERIOD                    126.67%   =    T


Excluding Payment of the CDSC
Net Asset Value                                  $7.20
Initial Investment                           $1,000.00   =    P
Ending Redeemable Value                      $2,266.74   =    ERV

TOTAL RETURN FOR THE PERIOD                    126.67%   =    T

                      EQUITY INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                            P(1+T)n   =    ERV

Including Payment of the CDSC
Net Asset Value                                      $7.20
Initial Investment                               $1,000.00   =    P
Ending Redeemable Value                          $1,222.26   =    ERV
One year period ended 12/31/97                           1   =    n

TOTAL RETURN FOR THE PERIOD                         22.23%   =    T

Excluding Payment of the CDSC
Net Asset Value                                      $7.20
Initial Investment                               $1,000.00   =    P
Ending Redeemable Value                          $1,232.26   =    ERV
One year period ended 12/31/97                           1   =    n

TOTAL RETURN FOR THE PERIOD                         23.23%   =    T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

Formula                                            P(1+T)n   =    ERV

Including Payment of the CDSC
Net Asset Value                                      $7.20
Initial Investment                               $1,000.00   =    P
Ending Redeemable Value                          $1,955.67   =    ERV
Inception through 12/31/97                            4.49   =    n

TOTAL RETURN FOR THE PERIOD                         16.11%   =    T


Excluding Payment of the CDSC
Net Asset Value                                      $7.20
Initial Investment                               $1,000.00   =    P
Ending Redeemable Value                          $1,955.67   =    ERV
Inception through 12/31/97                            4.49   =    n

TOTAL RETURN FOR THE PERIOD                         16.11%   =    T

                      EQUITY INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997

Formula                                     ERV - P
                                            -------   =     T
                                               P
Including Payment of the CDSC
Net Asset Value                               $7.20
Initial Investment                        $1,000.00   =    P
Ending Redeemable Value                   $1,955.67   =    ERV

TOTAL RETURN FOR THE PERIOD                  95.57%   =    T

Excluding Payment of the CDSC
Net Asset Value                               $7.20
Initial Investment                        $1,000.00   =    P
Ending Redeemable Value                   $1,955.67   =    ERV

TOTAL RETURN FOR THE PERIOD                  95.57%   =    T

EQUITY INCOME FUND - CLASS C SHARES

Non-Standardized Cumulative Total Return Calculation
Inception Through December 31, 1997

Formula     ERV - P
     P    =     T

Including Payment of the CDSC
Net Asset Value     $7.20
Initial Investment  $1,000.00 =    P
Ending Redeemable Value  $1,955.67 =    ERV

TOTAL RETURN FOR THE PERIOD   95.57%    =    T

Excluding Payment of the CDSC
Net Asset Value     $7.20
Initial Investment  $1,000.00 =    P
Ending Redeemable Value  $1,955.67 =    ERV

TOTAL RETURN FOR THE PERIOD   95.57%    =    T